UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 10, 2005
 Date of Report (date of earliest event reported)

East West Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 000-24939

Delaware	95-4703316
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

415 Huntington Drive
San Marino, California    91108
(Address of principal executive offices including zip code)

(626) 799-5700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02: Results of Operation and Financial Condition

Item 9.01: Financial Statements and Exhibits

SIGNATURE

Exhibit 99.1

East West Bancorp, Inc.

Current Report of Form 8-K

Item 2.02. Results of Operations and Financial Condition.

On January 27, 2005, East West Bancorp, Inc. held a live quarterly earnings conference call in conjunction with its results of operations for the quarter and year ended December 31, 2004. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)   Not Applicable

(b)   Not Applicable

(c)   Exhibits

Exhibit 99.1    Transcript of East West Bancorp Earnings Conference Call on January 27, 2005.      PDF

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2005

EAST WEST BANCORP, INC.

/s/ Julia Gouw
JULIA GOUW
Executive Vice President and Chief Financial Officer